Exhibit 10.2
[Execution Form]
     THIS CONTINUING AGREEMENT OF GUARANTY AND SURETYSHIP ( this “Guaranty”), dated as of June 26, 2008, is jointly and severally made and given by each of the undersigned signatory parties and each of the other Persons who shall become a party hereto from time to time by execution of a Joinder Agreement referred to below (each a “Guarantor” and collectively the “Guarantors”), to and for the equal and ratable benefit of the holders from time to time of the Notes referred to below (such holders, including without limitation the Purchasers referred to below, being hereinafter sometimes referred to, collectively, as the “Noteholders” and, each individually, as a “Noteholder”). Capitalized terms used and not otherwise defined in this Guaranty shall have the respective meanings ascribed to them in the Note Agreement (as hereinafter defined).
RECITALS:
     A. Westmoreland Mining LLC, a Delaware limited liability company (the “Company”), and each of the undersigned Guarantors have entered into a Note Purchase Agreement, dated as of June 26, 2008 (as the same may be amended, supplemented, extended, renewed and replaced from time to time, the “Note Agreement”), with the institutional investors identified in Schedule 1 attached hereto (collectively, the “Purchasers”, and, each individually, a “Purchaser”), providing, among other things, for the issue and sale by the Company and, subject to the terms and conditions set forth therein, the purchase by the Purchasers severally, of the Company’s 8.02% Senior Guaranteed Secured Notes due 2018 in an original aggregate principal amount of $125,000,000 (the “Notes”, such term to include any such notes issued pursuant to Section 13 of the Note Agreement in substitution for any previously issued Notes).
     B. Each of the undersigned Guarantors is, and each other Guarantor, at the time it becomes a party hereto will be, a Subsidiary of the Company; and each Guarantor will materially benefit from the issuance of the Notes and the maintenance of the Notes outstanding under the terms of the Note Agreement.
     C. Each Guarantor is required to enter into this Guaranty pursuant to the terms of the Note Agreement; and it is condition to the purchase of the Notes by the Purchasers, and a material part of the consideration therefor, that each Guarantor enter into this Guaranty and maintain this Guaranty in full force and effect for the benefit of the Noteholders.
     NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the purposes hereinafter set forth, each of the Guarantors agrees as follows for the benefit of the Noteholders:
     1. Guaranteed Obligations. To induce the Purchasers to purchase the Notes from the Company pursuant to the Note Agreement, each Guarantor hereby jointly and severally, unconditionally and irrevocably guaranties to the Noteholders, and to the Collateral Agent on behalf of the Noteholders, as a primary obligor and not merely as a surety, the full and punctual payment and performance when due (whether on demand, at stated maturity, by acceleration, or otherwise, and including any amounts which would become due but for the operation of an automatic stay under the United States Bankruptcy Code or any similar laws of any country or jurisdiction) of all Obligations, including, without limiting the generality of the foregoing, all obligations, liabilities, and indebtedness from time to time of the Company or any other Obligor to the Noteholders under or in connection with the Notes, the Note Agreement or any other Financing Document, whether for principal, interest, Make-Whole Amount, fees, indemnities, expenses, or otherwise, and all refinancings or refundings thereof, whether such obligations, liabilities, or indebtedness are direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising (and including obligations, liabilities, and indebtedness arising or accruing after the commencement of any bankruptcy, insolvency, reorganization, or similar proceeding with respect to the Company or any other Obligor or which would have arisen or accrued but for the commencement of any such proceeding, even if the claim for such obligation, liability, or indebtedness is not enforceable or allowable in such proceeding, and including all Obligations, liabilities, and indebtedness arising from any extensions of credit under or in connection with the Financing Documents from time to time, regardless whether any such extensions of credit are in excess of the amount committed under or contemplated by the Financing Documents or are made in circumstances in which any condition to extension of credit is not satisfied) (all of the foregoing obligations, liabilities and indebtedness are referred to herein collectively as the “Guaranteed Obligations” and each as a “Guaranteed Obligation”). Without limitation of the foregoing, all of the Guaranteed Obligations shall be and remain Guaranteed Obligations entitled to the benefit of this Guaranty notwithstanding that the Collateral Agent or any Noteholder or Noteholders (or any one or more assignees or transferees thereof) from time to time assign or otherwise transfer all or any portion of their respective rights and obligations under or in respect of the Notes, the Note Agreement or the other Financing Documents, or any other Guaranteed Obligations, to any other Person in accordance therewith.
     2. Payment and Performance. Each Guarantor hereby jointly and severally promises to pay and perform all Guaranteed Obligations immediately upon demand of the Collateral Agent, the Noteholders or any one or more of them. All payments made hereunder by each Guarantor shall be made in immediately available funds in lawful money of the United States of America without setoff, counterclaim, withholding, or other deduction of any nature. This Guaranty constitutes a present and continuing guaranty of payment and performance and not of collectibility and, accordingly, each Guarantor waives any right to require that any action be brought against the Company, any other Obligor or any other Person or to require that any resort be had to any direct or indirect collateral security for the Guaranteed Obligations.
     3. Obligations Absolute. The obligations of the Guarantors under this Guaranty are irrevocable, absolute, unconditional and continuing under any and all circumstances, and no such obligation shall be to any extent or in any way discharged, impaired or otherwise affected, except by indefeasible payment and performance in full thereof. The obligations of the Guarantors under this Guaranty, and the rights of the Collateral Agent and each Noteholder to enforce such obligations by any proceedings, whether by action at law, suit in equity or otherwise, shall not be subject to any reduction, limitation, impairment or termination, whether by reason of any claims of any character whatsoever or otherwise, including, without limitation, claims of waiver, release, surrender, alteration or compromise, nor shall they be subject to any defense, set-off, counterclaim, recoupment or termination whatsoever. Without limiting the generality of the foregoing, the obligations of the Guarantors hereunder shall not be discharged, impaired or otherwise affected by:

     (a) any failure, default, omission, or delay, willful or otherwise, by the Company or any other Obligor in the payment or performance of any of the Guaranteed Obligations;
     (b) any lack of genuineness, legality, validity, enforceability or allowability (in a bankruptcy, insolvency, reorganization or similar proceeding, or otherwise), or any avoidance or subordination, in whole or in part, of any Financing Document or any of the Guaranteed Obligations, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of the Guaranteed Obligations, any of the terms of the Financing Documents, or any rights of the Collateral Agent, the Noteholders (or any of them) or any other Person with respect thereto;
     (c) any increase, decrease, or change in the amount, nature, type or purpose of any of the Guaranteed Obligations (whether or not contemplated by the Financing Documents); any change in the time, manner, method, or place of payment or performance of, or in any other term of, any of the Guaranteed Obligations; any execution or delivery of any additional Financing Documents; or any amendment, modification or supplement to, or refinancing or refunding of, any Financing Document or any of the Guaranteed Obligations;
     (d) any failure to assert any breach of or default under any Financing Document or in respect of any of the Guaranteed Obligations; any extensions of credit in excess of the amount committed under or contemplated by the Financing Documents, or in circumstances in which any condition to such extensions of credit has not been satisfied; any other exercise or non-exercise, or any other failure, omission, breach, default, delay, or wrongful action in connection with any exercise or non-exercise, of any right or remedy against the Company or any other Person under or in connection with any Financing Document or any of the Guaranteed Obligations; any refusal of payment or performance of any of the Guaranteed Obligations, whether or not with any reservation of rights against any Guarantor; or any application of collections (including but not limited to collections resulting from realization upon any direct or indirect security for the Guaranteed Obligations) to other obligations, if any, not entitled to the benefits of this Guaranty, in preference to Guaranteed Obligations entitled to the benefits of this Guaranty, or if any collections are applied to Guaranteed Obligations, any application to particular Guaranteed Obligations;
     (e) any taking, exchange, amendment, modification, supplement, termination, subordination, release, loss, or impairment of, or any failure to protect, perfect, or preserve the value of, or any enforcement of, realization upon, or exercise of rights, or remedies under or in connection with, or any failure, omission, breach, default, delay, or wrongful action by the Collateral Agent, the Noteholders (or any of them) or any other Person in connection with the enforcement of, realization upon, or exercise of rights or remedies under or in connection with, or any other action or inaction by the Collateral Agent, the Noteholders (or any of them) or any other Person in respect of, any direct or indirect security for any of the Guaranteed Obligations;

     (f) any merger, consolidation, liquidation, dissolution, winding-up, revocation of charter or other organizational document, forfeiture, or other change in, restructuring or termination of, the corporate, limited liability company or other existence of, the Company, any Guarantor or any other Person;
     (g) any creditors’ rights, bankruptcy, insolvency, receivership, reorganization or similar proceeding with respect to the Company, any Guarantor or any other Person, or any action taken or election made by the Collateral Agent or any one or more Noteholders (including but not limited to any election under Section 1111(b)(2) of the United States Bankruptcy Code), the Company, any Guarantor or any other Person in connection with any such proceeding;
     (h) any defense, setoff, or counterclaim which may at any time be available to or be asserted by the Company, any Guarantor or any other Person with respect to any Financing Document or any of the Guaranteed Obligations; or any discharge by operation of law or release of the Company, any Guarantor or any other Person from the performance or observance of any Financing Document or any of the Guaranteed Obligations;
     (i) in respect of the Company or any Guarantor, any change of circumstances, whether or not foreseen or foreseeable, whether or not imputable to the Company or any Guarantor, or any impossibility of performance by reason of fire, explosion, accident, labor disturbance, flood, drought, act of God or the public enemy, delays or failures of suppliers, customers or carriers, inability to obtain materials or any other causes affecting performance, or any other force majeure, whether or not beyond the control of the Company or any Guarantor and whether or not of the kind hereinbefore in this subdivision (i) specified;
     (j) any attachment, claim, demand, charge, order, process, lien, encumbrance or other event, circumstance or occurrence, similar or dissimilar to the foregoing, or any withholding or diminution at the source, by reason of any taxes, assessments, expenses, indebtedness, obligations or liabilities or any character, foreseen or unforeseen, and whether or not valid, incurred by or against any Person, including without limitation any claims, demands, charges, liens or encumbrances incurred by any Person, or against any sums payable in respect of any Guaranteed Obligations under this Guaranty with the result that such sums are rendered inadequate or would be unavailable to make payments required by the terms hereof;
     (k) any order, judgment, decree, ruling or regulation (whether or not valid) of any Official Body which hinders, delays, interferes with or prevents the performance by the Company or any Guarantor of any of its obligations under any Financing Document or any other agreement or instrument to which it is a party or by which it or any of its property may be bound; and
     (l) any other event, circumstance, act or omission, whether similar or dissimilar to the foregoing, and whether known or unknown, which might otherwise constitute a defense available to, or limit the liability of, any Guarantor, or any guarantor or surety, excepting only full, strict, and indefeasible payment and performance in full of the Guaranteed Obligations in accordance with the terms of the Financing Documents.
As used in Section 3(e) above and elsewhere in this Guaranty, the phrase “direct or indirect security” for the Guaranteed Obligations, and similar phrases, includes any collateral security, guaranty, suretyship arrangement, letter of credit, capital maintenance agreement, put option, subordination agreement, or other right or arrangement of any nature providing direct or indirect assurance of payment or performance of any of the Guaranteed Obligations, made by or on behalf of any Person.
          Each Guarantor acknowledges, consents, and agrees that additional Guarantors may join in and become a party to this Guaranty pursuant to a Guarantor Joinder and Assumption Agreement in substantially the form thereof attached to the Note Agreement (each, a “Joinder Agreement”), entered into as required by Section 9.2 of the Note Agreement, and each Guarantor affirms that its obligations under this Guaranty shall continue hereunder undiminished notwithstanding any such joinder.
     4. Waivers, Etc. Each of the Guarantors hereby unconditionally waives:
     (a) any defense to or limitation on the obligations of such Guarantor under this Guaranty arising out of or based on any event or circumstance referred to in Section 3 hereof.;
     (b) all notices, disclosures and demands of any nature which otherwise might be required from time to time to preserve intact any rights against any Guarantor, including (i) notice of any event or circumstance described in Section 3 hereof; (ii) notice of acceptance of this Guaranty or of the reliance by the Collateral Agent or any Noteholder upon this Guaranty (it being understood that all indebtedness, obligations and liabilities of the Company to the Collateral Agent and each Noteholder under the Financing Documents, whether now existing or hereafter arising, shall conclusively be presumed to have been created, contracted for or incurred in reliance upon this Guaranty); (iii) any notice required by any law, regulation or order now or hereafter in effect in any jurisdiction; (iv) notice of nonpayment, nonperformance, dishonor, or protest under any Financing Document of any of the Guaranteed Obligations; (v) notice of the incurrence of any Guaranteed Obligation; (vi) notice of any default or any failure on the part of the Company, any Guarantor or any other Person to comply with any Financing Document or any of the Guaranteed Obligations or any direct or indirect security for any of the Guaranteed Obligations; (vii) notice of, or of any information pertaining to, the business, operations, condition (financial or otherwise), properties, assets or prospects of the Company, any Guarantor or any other Person, or of any change therein; and (viii) notice of any sale, transfer or other disposition of any Notes by any holder thereof (except as required pursuant to Section 13.2 of the Note Agreement);
     (c) any right to any marshalling of assets, any right to the filing of any claim against the Company, any Guarantor or any other Person in the event of any bankruptcy, insolvency, reorganization or similar proceeding, or to the exercise against the Company, any Guarantor or any other Person of any other right or remedy under or in connection with any Financing Document or any of the Guaranteed Obligations or any direct or indirect security for any of the Guaranteed Obligations (except for, following the indefeasible payment and performance in full of the Guaranteed Obligations, the filing of claims, or the exercise of rights and remedies under or in connection with the Financing Documents, against other Obligors, in each case, as and to the extent permitted by Section 6); any requirement of promptness or diligence on the part of the Collateral Agent, the Noteholders or any other Person; any requirement to exhaust any remedies under or in connection with, or to mitigate the damages resulting from default under, any Financing Document or any of the Guaranteed Obligations or any direct or indirect security for any of the Guaranteed Obligations; and any benefit of any statute of limitations;
     (d) any defense or other right arising by reason of any law now or hereafter in effect in any jurisdiction pertaining to election of remedies (including but not limited to anti- deficiency laws, “one-action” laws or the like), or by reason of any election of remedies or other action or inaction by the Collateral Agent or the Noteholders (including but not limited to commencement or completion of any judicial proceeding or nonjudicial sale or other action in respect of collateral security for any of the Guaranteed Obligations), which results in denial or impairment of the right of the Collateral Agent or the Noteholders to seek a deficiency against the Company, any Guarantor or any other Person or which otherwise discharges or impairs any of the Guaranteed Obligations; and
     (e) any and all defenses such Guarantor may now or hereafter have based on principles of suretyship, impairment of collateral, or the like.
     5. Reinstatement. The guarantee provided for in this Guaranty is a continuing obligation of the Guarantors and shall remain in full force and effect. Upon indefeasible payment and performance in full of all Guaranteed Obligations, this Guaranty shall terminate; provided, however, that this Guaranty shall continue to be effective or be reinstated, as the case may be, any time any payment of any of the Guaranteed Obligations is rescinded, recouped, avoided, or must otherwise he returned or released by the Collateral Agent or any Noteholder upon or during the insolvency, bankruptcy, or reorganization of, or any similar proceeding affecting, the Company or any Guarantor or for any other reason whatsoever, all as though such payment had not been made and was due and owing. The provisions of this Section 5 shall survive the termination of the Note Agreement and the other Financing Documents.
     6. Subrogation, Etc. No Guarantor shall exercise any rights it might have against the Company or any other Obligor arising by reason of the performance of the terms and provisions of this Guaranty in connection with the Guaranteed Obligations (including rights of contribution, and the like, or any rights to succeed or be subrogated to the rights and privileges of the Collateral Agent or any Noteholder pursuant to any Financing Document), until the Guaranteed Obligations shall have been indefeasibly paid and performed in full. If any amount shall be paid to any Guarantor by or on behalf of the Company or any other Obligor by virtue of any right of subrogation, contribution, or the like, such amount shall be deemed to have been paid to such Guarantor for and shall be held in trust for the benefit of the Collateral Agent on behalf of the Noteholders and shall forthwith be paid to the Collateral Agent on behalf of the Noteholders to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Note Agreement and the Collateral Agency Agreement.
     7. No Stay. Without limitation of any other provision of this Guaranty, if any declaration of default or acceleration or other exercise or condition to exercise of rights or remedies under or with respect to any Guaranteed Obligation shall at any time be stayed, enjoined, or prevented for any reason (including but not limited to stay or injunction resulting from the pendency against the Company, any Guarantor or any other Person of a bankruptcy, insolvency, reorganization or similar proceeding), each of the Guarantors agrees that, for the purposes of this Guaranty and their obligations hereunder, the Guaranteed Obligations shall be deemed to have been declared in default or accelerated, and such other exercise or conditions to exercise shall be deemed to have been taken or met, and, to the full extent permitted by law, such stay, injunction or other impediment shall not be applicable to any Guarantor’s obligations hereunder.
     8. Taxes.
          (a) No Deductions. All payments made by any Guarantor hereunder or under any of the other Financing Documents, or in respect of amounts due hereunder or thereunder, shall be made free and clear of and without deduction for any present or future taxes, levies, imposts, deductions, charges or withholdings, or any liability with respect thereto, excluding taxes imposed on the net income of any Noteholder and all income and franchise taxes of the United States applicable to any Noteholder (all such non- excluded taxes, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as “Taxes”). If any Guarantor shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any of the other Financing Documents, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 8(a)) such Noteholder receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Guarantor shall make such deductions and (iii) such Guarantor shall timely pay the full amount deducted to the relevant tax authority or other authority in accordance with applicable law.
          (b) Stamp Taxes. In addition, each Guarantor agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, or registration of, or otherwise with respect to, any of the Financing Documents (hereinafter referred to as “Other Taxes”).
          (c) Indemnification for Taxes Paid by any Noteholder. Each Guarantor shall indemnify each Noteholder (subject, if such Noteholder shall be a Foreign Noteholder, to compliance by it with the applicable provisions of Section 22.8 of the Note Agreement) for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 8(c)) paid by any Noteholder and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date a Noteholder makes written demand therefor.

          (d) Certificate. Within 30 days after the date of any payment of any Taxes by any Guarantor, such Guarantor shall furnish to each Noteholder, the original or a certified copy of a receipt evidencing payment thereof. If no Taxes are payable in respect of any payment by such Guarantor to a Noteholder, such Guarantor shall, if so requested by such Noteholder, provide such Noteholder with a certificate of an officer of such Guarantor to that effect.
          (e) Payment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due under any of the Financing Documents in any currency (the “Original Currency”) into another currency (the “Other Currency”), each Guarantor hereby agrees, to the fullest extent permitted by law, that the rate of exchange used in respect of the payment to any Noteholder shall be that at which in accordance with its customary practice and procedures such Noteholder could purchase the Original Currency with the Other Currency after any premium and costs of exchange on the Business Day preceding that on which final judgment is given.
          (f) Currency Indemnity. The obligation of each Guarantor in respect of any sum due from such Guarantor to any Noteholder hereunder or under any of the other Financing Documents shall, notwithstanding any judgment in an Other Currency, whether pursuant to a judgment or otherwise, be discharged only to the extent that, on the Business Day (being a day on which it is open for business at its principal office in the United States) following receipt by such Noteholder of any sum adjudged to be so due in such Other Currency, such Noteholder may in accordance with its customary practice and procedures purchase the Original Currency with such Other Currency. If the amount of the Original Currency so purchased is less than the sum originally due to such Noteholder in the Original Currency, each Guarantor agrees, as a separate obligation and notwithstanding any such judgment or payment, to indemnify such Noteholder against such loss.
     9. Notices. All notices, statements, requests, demands and other communications under this Guaranty shall be given in the manner and to the address provided in Section 19 of the Collateral Agency Agreement; provided, that in the case of any communication to a Guarantor not a party to the Note Agreement, such communication shall be addressed to such Guarantor at the address set forth for the purpose in the Joinder Agreement to which such Guarantor is a party. The Collateral Agent and the Noteholder may rely on any notice (whether or not made in a manner contemplated by this Guaranty) purportedly made by or on behalf of a Guarantor, and the Collateral Agent and the Noteholders shall have no duty to verify the identity or authority of the Person giving such notice.
     10. Counterparts; Facsimile Signatures. This Guaranty may be executed in any number of counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. Each Guarantor acknowledges and agrees that a signature page of this Guaranty executed by such Guarantor and delivered by facsimile or transmitted electronically in Portable Image Format (“PDF”) shall be equally effective as delivery of a manually executed counterpart hereof by such Guarantor. Any Guarantor delivering an executed signature page of this Agreement by facsimile or PDF shall also deliver a manually executed counterpart hereof, but failure to do so shall not effect the validity, enforceability or binding effect of this Guaranty.

     11. Setoff; Certain Payments by Company.
          (a) In the event that at any time any obligation of the Guarantors now or hereafter existing under this Guaranty shall have become due and payable to any Noteholder, such Noteholder shall have the right from time to time, without notice to any Guarantor, to set off against and apply to such due and payable amount any obligation of any nature of such Noteholder or any subsidiary or affiliate of such Noteholder, to any Guarantor, including but not limited to all deposits (whether time or demand, general or special, provisionally credited or finally credited, however evidenced) now or hereafter maintained by any Guarantor with such Noteholder or any subsidiary or affiliate thereof. Such right shall be absolute and unconditional in all circumstances and, without limitation, shall exist whether or not the Collateral Agent or the Noteholders shall have given any notice or made any demand under this Guaranty or under such obligation to such Guarantor, whether such obligation to the Guarantor is absolute or contingent, matured or unmatured (it being agreed that each Noteholder may deem such obligation to be then due and payable at the time of such setoff), and regardless of the existence or adequacy of any collateral, guaranty, or other direct or indirect security or right or remedy available to the Collateral Agent or the Noteholders. The rights of the Noteholders under this Section 11 are in addition to such other rights and remedies (including, without limitation, other rights of setoff and banker’s lien, if any) which the Noteholders may have, and nothing in this Guaranty or in any other Financing Document shall be deemed a waiver of or restriction on any right of setoff or banker’s lien any Noteholders may at any time have. Each of the Guarantors hereby agrees that, to the fullest extent permitted by law, any affiliate or subsidiary of any Noteholder and any holder of a participation in any obligation of any Guarantor under this Guaranty, shall have the same rights of setoff as the Noteholders as provided in this Section 11 (regardless whether such affiliate or participant otherwise would be deemed a creditor of the Guarantor).
          (b) Upon the occurrence and during the continuation of any default under any Financing Document or under or in respect of any Guaranteed Obligation, if any amount shall be paid to any Guarantor by or for the account of the Company or any other Guarantor, such amount shall be held in trust for the benefit of each Noteholder and shall forthwith be paid to the Collateral Agent on behalf of the Noteholders to be credited and applied to the Guaranteed Obligations when due and payable.
     12. Construction. The section and other headings contained in this Guaranty are for reference purposes only and shall not affect the meaning or interpretation of this Guaranty in any respect. This Guaranty has been fully negotiated between the applicable parties, each party having the benefit of legal counsel, and accordingly neither any doctrine of construction of guaranties or suretyships in favor of the guarantor or surety, nor any doctrine of construction of ambiguities in agreements or instruments against the party controlling the drafting thereof, shall apply to this Guaranty.
     13. Successors and Assigns. This Guaranty shall be binding upon each Guarantor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Noteholders and their successors and assigns. Without limiting the foregoing, any Noteholder (and any successive assignees or transferees of any Noteholder), from time to time may assign or otherwise transfer all or any portion of its rights or obligations under the Financing Documents, or any other Guaranteed Obligations, to any other Person, in accordance with the Note

Agreement; and such Guaranteed Obligations (including any Guaranteed Obligations resulting from an extension of credit by such other Person under or in connection with the Financing Documents) shall be and remain Guaranteed Obligations entitled to the benefit of this Guaranty; and to the extent of its interest in such Guaranteed Obligations, such other Person shall be vested, ratably together with the other Noteholders, with all the benefits in respect thereof granted to the Noteholders in this Guaranty.
     14. Severability; Modification to Conform to Law.
          (a) It is intended that this Guaranty be enforceable to the fullest extent permissible under applicable law, but that the unenforceability (or modification to conform to such law) of any provision or provisions hereof shall not render unenforceable, or impair, the remainder hereof. If any provision in this Guaranty shall be held invalid or unenforceable in whole or in part in any jurisdiction, this Guaranty shall, as to such jurisdiction, be deemed amended to modify or delete, as necessary, the offending provision or provisions and to alter the bounds thereof in order to render it or them valid and enforceable to the maximum extent permitted by applicable law, without in any manner affecting the validity or enforceability of such provision or provisions in any other jurisdiction or the remaining provisions hereof in any jurisdiction.
          (b) Without limitation of the preceding Section 14(a), to the extent that applicable law (including applicable laws pertaining to fraudulent conveyance or fraudulent or preferential transfer) otherwise would render the full amount of any Guarantor’s obligations hereunder invalid, voidable, or unenforceable on account of the amount of a Guarantor’s aggregate liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the aggregate amount of such liability shall, without any further action by the Collateral Agent, any Noteholder, such Guarantor or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable under applicable law, which (without limiting the generality of the foregoing) may be an amount which is equal to the greater of:
     (i) the fair consideration actually received by such Guarantor under the terms and as a result of the Financing Documents and the value of the benefits described in Section 17(b) hereof, including (and to the extent not inconsistent with applicable laws affecting the enforceability of guaranties) distributions, commitments, and advances made to or for the benefit of such Guarantor with the proceeds of any credit extended under the Financing Documents, and
     (ii) the excess of (x) the amount of the fair value of the assets of such Guarantor as of the date of this Guaranty as determined in accordance with applicable law governing determinations of the insolvency of debtors as in effect on the date hereof, over (y) the amount of all liabilities of such Guarantor as of the date of this Guaranty, also as determined on the basis of applicable law governing the insolvency of debtors as in effect on the date hereof.
          (c) Notwithstanding anything to the contrary contained in this Section 14 or elsewhere in this Guaranty, this Guaranty shall be presumptively valid and enforceable to its full extent in accordance with its terms, as if this Section 14 (and references elsewhere in this Guaranty to enforceability to the fullest extent permitted by law) were not a part of this Guaranty, and in any related litigation the burden of proof shall be on the party asserting the invalidity or unenforceability of any provision hereof or asserting any limitation on any Guarantor’s obligations hereunder as to each element of such assertion.
     15. Additional Guarantors. At any time after the initial execution and delivery of this Guaranty, additional Persons may become parties to this Guaranty as Guarantors hereunder and thereby acquire the duties and rights incident to being such Guarantors, to the same extent as if originally a signatory hereto, by executing and delivering to the Collateral Agent and the Noteholders a Joinder Agreement. No notice of the addition of any Guarantor shall be required to be given to any pre-existing Guarantor and each Guarantor hereby consents thereto.
     16. Joint and Several Obligations. The obligations of the Guarantors under this Guaranty are joint and several. The Noteholders, or any one or more of them, may, in their sole discretion, elect to enforce or cause the Collateral Agent to enforce this Guaranty against any Guarantor without any duty or responsibility to pursue any other Guarantor and such an election by Noteholders shall not be a defense to any action the Noteholders or any of them may elect to take against any Guarantor. No Noteholder shall be deemed, by reason of any such election or otherwise, to have waived or surrendered any rights or remedies of such Noteholder, or of any other Noteholders, pursuant to this Guaranty against the Guarantors (or any of them), it being understood that all such rights and remedies shall be preserved and continue in full force and effect notwithstanding any such election or any act taken in furtherance of any such election.
     17. Receipt of Financing Documents; Benefits.
          (a) Each Guarantor hereby acknowledges that it has received a copy of the Note Agreement and each other Financing Document, and each Guarantor certifies that each of the representations and warranties made therein with respect to, or by, such Guarantor is true and correct. Further, each Guarantor acknowledges and agrees to perform, comply with, and be bound by all of the provisions of the Note Agreement and the other Financing Documents.
          (b) Each Guarantor hereby acknowledges, represents, and warrants that it receives synergistic benefits by virtue of its affiliation with the Company and the other Guarantors and that it will receive direct and indirect benefits from the financing arrangements contemplated by the Note Agreement and that such benefits, together with the rights of contribution and subrogation that may arise in connection herewith, are a reasonably equivalent exchange of value in return for providing this Guaranty.
     18. Miscellaneous.
          (a) Generality of Certain Terms. As used in this Guaranty, the terms “hereof,” “herein,” and terms of similar import, refer to this Guaranty as a whole and not to any particular term or provision; the term “including,” as used herein, is not a term of limitation and means “including without limitation.”
          (b) Amendments, Waivers. No amendment to or waiver of any provision of this Guaranty, and no consent to any departure by any Guarantor therefrom, shall in any event be effective unless in a writing manually signed by the Required Holders. Each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No delay or failure of the Collateral Agent or any Noteholders in exercising any right or remedy under this Guaranty shall operate as a waiver thereof; nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies of the Collateral Agent and the Noteholders under this Guaranty are cumulative and not exclusive of any other rights or remedies available hereunder, under any other agreement or instrument, by law, or otherwise.
          (c) Telecommunications. The Collateral Agent and each Noteholder shall be entitled to rely on the authority of any individual making any telecopy, telephonic or electronic notice, request, or signature without the necessity of receipt of any verification thereof.
          (d) Expenses and Indemnification. Each Guarantor unconditionally agrees to pay all reasonable costs and expenses (including reasonable attorney’s fees of a special counsel for the Noteholders and a special counsel for the Collateral Agent, and, if requested by the Required Holders or the Collateral Agent with respect to any relevant jurisdiction, local or other counsel consisting, for each such jurisdiction, of a single firm approved by the Required Holders or the Collateral Agent, as the case may be, for such jurisdiction) incurred by the Collateral Agent or any Noteholder in enforcing this Guaranty against any Guarantor, and each Guarantor shall pay and indemnify the Collateral Agent and each Noteholder for, and hold it harmless from and against, any and all obligations, liabilities, losses, damages, reasonable costs, expenses (including disbursements and reasonable legal fees of counsel to the Collateral Agent or the Noteholders), penalties, judgments, suits, actions, claims, and disbursements imposed on, asserted against, or incurred by the Collateral Agent or any Noteholder (i) relating to the preparation, negotiation, execution, administration, or enforcement of or collection under this Guaranty or any document, instrument, or agreement relating to any of the Obligations, including in any bankruptcy, insolvency, or similar proceeding in any jurisdiction, (ii) relating to any amendment, modification, waiver, or consent hereunder or relating to any telecopy or telephonic or electronic transmission purporting to be by any Guarantor or the Company; (iii) in any way relating to or arising out of this Guaranty, or any document, instrument, or agreement relating to any of the Guaranteed Obligations, or any action taken or omitted to be taken by the Collateral Agent or any Noteholder hereunder, and including those arising directly or indirectly from the violation or asserted violation by any Guarantor or the Company or the Collateral Agent or any Noteholder of any law, rule, regulation, judgment, order, or the like of any Official Body (including those relating to environmental protection, health, labor, importing, exporting, or safety) and regardless of whether asserted by any Official Body or any other Person.
          (e) Prior Understandings. This Guaranty, the Note Agreement and the other Financing Documents constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersede any and all other prior and contemporaneous understandings and agreements.
          (f) Survival. All representations and warranties of the Guarantors made in connection with this Guaranty shall survive, and shall not be deemed waived by or as a result of, the execution and delivery of this Guaranty, any investigation by or knowledge of the Collateral

Agent or any Noteholder, any extension of credit, or any other event or circumstance whatsoever.
          (g) Governing Law. This Guaranty shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and to be performed in said State
[SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE 1 OF 1 OF CONTINUING AGREEMENT
OF GUARANTY AND SURETYSHIP]
     IN WITNESS WHEREOF, each Guarantor, intending to be legally bound, has executed this Guaranty as of the date first above written with the intention that this Guaranty shall constitute a sealed instrument.

WESTERN ENERGY COMPANY, a Montana corporation

By	/s/ Douglas P. Kathol	(SEAL)

Name: Douglas P. Kathol
Title: Vice President

DAKOTA WESTMORELAND CORPORATION, a Delaware corporation

By	/s/ Douglas P. Kathol	(SEAL)

Name: Douglas P. Kathol
Title: Vice President

WESTMORELAND SAVAGE CORPORATION, a Delaware corporation

By	/s/ Douglas P. Kathol	(SEAL)

Name: Douglas P. Kathol
Title: Vice President